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                                                                    EXHIBIT 10.4


                         BIG FLOWER PRESS HOLDINGS, INC.

                                       and

                            SHAWMUT BANK CONNECTICUT,
                             NATIONAL ASSOCIATION,
                                   as TRUSTEE

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                          Second Supplemental Indenture

                          Dated as of November 28, 1995

                      To Indenture of Big Flower Press, Inc.

                            Dated as of August 1, 1993

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                    10 3/4% Senior Subordinated Notes Due 2003


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     THIS SECOND SUPPLEMENTAL INDENTURE, dated as of November 28, 1995, between
BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation, ("Holdings"), and SHAWMUT BLANK CONNECTICUT, NATIONAL ASSOCIATION, as trustee (the "Trustee"), under the Indenture referred to hereinafter.

                                 W I T N E S S E T H:

     WHEREAS, Big Flower Press Inc. (the "Company") and the Trustee executed and delivered an Indenture dated as of August 1, 1993, as amended, (the "Indenture"), providing for the issuance of $150,000,000 principal amount of 10 3/4% Senior Subordinated Notes Due 2003 of the Company (the "Securities");

     WHEREAS, Holdings has merged with the Company, with Holdings being the surviving corporation

     WHEREAS, the Trustee is empowered to execute this Second Supplemental Indenture without the consent of the holders of the Securities pursuant to
Section 9.1(f) of the Indenture; and

     WHEREAS, the execution and delivery of this Second Supplemental Indenture by Holdings has been authorized by a Board Resolution and all acts, conditions and requirements necessary to make this Second Supplemental Indenture a valid and binding agreement in accordance with its terms and for the purposes herein set forth have

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been done and taken, and the execution and delivery of this Second Supplemental
Indenture has been in all respects duly authorized;

     NOW THEREFORE, in connection of the premises, Holdings covenants and agrees as follows:

                                 ARTICLE I

                  ASSUMPTION OF RIGHTS AND OBLIGATIONS

     Holdings hereby agrees to assume all the obligations of the Company under the Securities and the Indenture, and shall succeed to, and be substituted for, and may exercise every might and power of the Company under the Indenture.

                                  ARTICLE II

                          MISCELLANEOUS PROVISIONS

     Section 2.1 For all purposes of this Second Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, capitalized terms "used in this Second Supplemental Indenture and defined in the Indenture have the meaning specified in the Indenture.

     Section 2.2 Except as specifically amended and Supplemented by this Second Supplemental Indenture, the Indenture shall remain in full force and affect and is hereby ratified and confirmed.

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     Section 2.3  The laws of the State of New York shall govern this Second
Supplemental Indenture without regard to principles of conflicts of law.

     Section 2.4 All agreements of Holdings in this Second Supplemental Indenture shall bind its successor. All agreements of the Trustee in the Second Supplemental Indenture shall bind its succeseor.

     Section 2.5 The Trustee accepts the modification of the Indenture as hereby effected but only upon the terms and conditions set forth in the Indenture as amended and supplemented by this Second Supplemental Indenture.

     Section 2.6 The parties may sign any number of counterparts of the Second Supplemental Indenture. Each such counterpart shall be an original, but all of them together represent the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Second
Supplemental Indenture to be duly executed as of the date first written above.


                                       BIG FLOWER PRESS HOLDINGS, INC.

                                       By:        /s/ Theodore Ammon
                                          ------------------------------------
                                          Name:  Theodore Ammon
                                          Title: Chairman


                                       SHAWMUT BANK CONNECTICUT,
                                        NATIONAL ASSOCIATION, as trustee

                                       By:       /s/ Kathy A. Larimore
                                          ------------------------------------
                                          Name:  Kathy A. Larimore
                                          Title: Assistant Vice President


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